Ownership and Valuation of BellRing Brands, LLC as of Nov. 21, 2019
Valuation is anchored to BellRing Brands, Inc. (BRBR) Share Price

Public Investors

Post Holdings, Inc.

BRBR Share Price:	X
Ownership % of LLC:	71.2%
Member Units of LLC owned:	97.5
Value of LLC Ownership:	97.5 * X

Public Investors

BellRing Brands, Inc.

BRBR Share Price:	X
Ownership % of LLC:	28.8%
Member Units of LLC owned:	39.4
Value of LLC Ownership:	39.4 * X

BellRing Brands, LLC

BRBR Share Price:	X
Member Units Outstanding:	136.9
Total Equity Value:	136.9 * X

Operating Companies
(Premier, Dymatize and PowerBar)

- *Value of one LLC Member Unit is equal to the value of one BRBR Share*
- *Member Units in millions*

POST HOLDINGS